SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: February 3, 1999



                        BANKUNITED FINANCIAL CORPORATION
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    FLORIDA                        5-43936                       65-0377773
---------------            -----------------------          -------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               --------------------------------------------------
               (Address of principal executive offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 569-2000

Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release regarding the issuance and sale by BankUnited, FSB (the "Bank"), a federally chartered savings bank and the subsidiary of BankUnited Financial Corporation (the "Registrant") of $200,000,000 aggregate principal amount of its 5.40% Senior Notes due February 2, 2004 (the "5.40% Notes"). The 5.40% Notes have been issued pursuant to an indenture (the "Indenture") dated as of November 4, 1998 between the Bank and The Bank of New York as trustee (the "Trustee"), to which the Federal Home Loan Bank of Atlanta (the "FHLB of Atlanta") has joined as a consenting party. Under the terms of the Indenture, the Bank may issue its Senior Notes from time to time, up to a total principal amount of $500,000,000, with maturities ranging from 9 months to 10 years from the date of issuance, and with a fixed or floating rate of interest. The full payment of the Senior Notes is supported by an irrevocable letter of credit (the "Letter of Credit") issued by the FHLB of Atlanta pursuant to a Letter of Credit Reimbursement Agreement between the Bank and the FHLB of Atlanta (the "Reimbursement Agreement"). The Bank intends to use the net proceeds from the sale of the Notes for general corporate purposes that will ultimately promote home financing or other housing activity and encourage and assist the Bank's asset liability management.

                  The Senior Notes are being offered without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon an exemption therefrom provided by Section 3(a) of the 1933 Act, and without registration under the Securities Offering Regulations (12 C.F.R. Part 563g) of the Office of Thrift Supervision (the "OTS"), in reliance upon an exemption therefrom provided by Section 3(a)(2) of the 1933 Act as such exemption is incorporated by reference therein.

                  Pursuant to the Distribution Agreement dated November 4, 1998 (the "Distribution Agreement") by and among the Bank and Credit Suisse First Boston Corporation, PaineWebber Incorporated and Prudential Securities Incorporated (the "Agents"), the Bank has appointed the Agents exclusive agents for the purpose of soliciting purchases of the Senior Notes from the Bank by others. The 5.40% Notes have been issued and sold to the Agents pursuant to a Terms Agreement dated January 26, 1999 between the Agents and the Bank, subject to the terms stated therein and in the Distribution Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         20.1 Press Release dated January 29, 1999 regarding the issuance and sale of the 5.40% Notes by the Bank.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             BANKUNITED FINANCIAL CORPORATION




                             By:/S/ DIANE DELELLA
                                -----------------------------------------------
                                   Diane DeLella
                                   Vice President, Chief Financial Officer
                                   and Controller




Dated: February 3, 1999

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS


                                                                                                      SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
  NO.                                                                                                     PAGE
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
  20.1         Press Release dated January 29, 1999 regarding the issuance and sale of the 5.40% Notes by the Bank